                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Bon-Ton Stores, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                                     LOGO
                                  THE BON-TON
                              YOUR FASHION STORE

                                                                   May 15, 1998

Dear Shareholders:

  You are cordially invited to attend the Annual Meeting of Shareholders of The Bon-Ton Stores, Inc., to be held on Monday, June 15, 1998, at 9:00 a.m., at the Holiday Inn, 2600 East Market Street, York, Pennsylvania. The official Notice of Meeting, Proxy Statement and form of proxy are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

  The vote of every shareholder is important. Even if you plan to attend, I encourage you to promptly sign, date and return your proxy in the enclosed postage-paid envelope.

  We hope to see you at the Annual Meeting of Shareholders.

                                          Sincerely,

                                          /s/ Heywood Wilansky
                                          Heywood Wilansky
                                          President and
                                          Chief Executive Officer

            WHETHER OR NOT YOU INTEND TO BE AT THE MEETING,
            PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT
            PROMPTLY IN THE ACCOMPANYING ENVELOPE. THIS WILL NOT
            PREVENT YOU FROM VOTING AT THE MEETING.

                           THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                YORK, PA 17402

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of Shareholders of The Bon-Ton Stores, Inc. (the "Company") will be held on Monday, June 15, 1998, at 9:00 a.m., at the Holiday Inn, 2600 East Market Street, York, Pennsylvania, for the following purposes:

    1. To elect seven directors to hold office until the 1999 Annual Meeting of Shareholders.

    2. To approve The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood Wilansky.

    3. To approve The Bon-Ton Stores, Inc. Performance Based Stock Incentive Plan for Heywood Wilansky.

    4. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1998 fiscal year.

    5.To transact such other business as may properly come before the meeting.

  Shareholders of record at the close of business on May 1, 1998 are entitled to vote at the Annual Meeting.

  The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting.

  You are cordially invited to attend the meeting in person.

                                          ROBERT E. STERN
                                          Secretary

May 15, 1998

WHETHER OR NOT YOU INTEND TO BE AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING AT THE MEETING.

                           THE BON-TON STORES, INC.

                               ----------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Bon-Ton Stores, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders which will be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. This proxy statement, the foregoing notice and the enclosed proxy are first being sent to shareholders on or about May 15, 1998.

  The Board does not intend to bring any matter before the meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

  When your proxy card is returned properly signed prior to voting at the meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If your proxy card is signed and returned without specifying choices, the shares will be voted "FOR" the nominees of the Board in the election of directors, "FOR" approval of The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood Wilansky, "FOR" approval of The Bon-Ton Stores, Inc. Performance Based Incentive Plan for Heywood Wilansky, and "FOR" ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1998 fiscal year.

  Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

OUTSTANDING SHARES AND VOTING RIGHTS

  At the close of business on May 1, 1998, the record date fixed for the determination of shareholders entitled to notice of and to vote at the meeting, there were 12,003,713 shares of the Company's Common Stock (the "Common Stock") and 2,989,853 shares of the Company's Class A Common Stock (the "Class A Stock") outstanding. On each matter to be voted on, the Common Stock and the Class A Stock will vote together, and holders of Common Stock and Class A Stock will be entitled to one vote per share and ten votes per share, respectively. There are no other classes of voting securities outstanding. In the election of directors, shareholders entitled to vote will not have cumulative voting rights.

  The presence at the meeting, in person or by proxy, of persons entitled to cast a majority of the votes which shareholders of Common Stock and Class A Stock (collectively, the "Common Shares"), voting together, are entitled to cast on each matter will constitute a quorum as to such matter.

  Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information as of May 1, 1998 (except as indicated below) regarding holdings of each person known to the Company to be a beneficial owner of more than 5% of Common Stock or Class A Stock. To the Company's knowledge, each person named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned unless otherwise indicated.

                                       CLASS A STOCK        COMMON STOCK(1)
                                     --------------------  --------------------
          NAME AND ADDRESS           NUMBER OF             NUMBER OF
        OF BENEFICIAL OWNER           SHARES      PERCENT   SHARES      PERCENT
        -------------------          ---------    -------  ---------    -------
M. Thomas Grumbacher................ 2,444,616(2)    81.8% 4,084,084(3)    34.0%
2801 East Market Street
York, PA 17402
David J. Kaufman....................   545,237(4)    18.2% 1,077,464(5)     9.0%
111 South 15th Street
Philadelphia, PA 19102
Mary Jo Grumbacher..................   545,237(4)    18.2%   966,741(6)     8.1%
174 11th Avenue
San Francisco, CA 94118
Brinson Holdings, Inc...............        --         --    711,181(7)     5.9%
209 S. LaSalle Street
Chicago, IL 60604

--------
(1) Each share of Class A Stock is convertible at any time into one share of Common Stock. Accordingly, the number of shares of Common Stock for any person includes the number of shares of Common Stock issuable upon conversion of all shares of Class A Stock beneficially owned by such person. Also, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the total number of shares of Common Stock outstanding for purposes of calculating percentage ownership of a person includes the number of shares of Class A Stock beneficially owned by such person.
(2) Includes 38,363 shares of Class A Stock held by a trust for the benefit of a child of Mr. Grumbacher, of which Mr. Grumbacher is the sole trustee. Does not include an aggregate of 545,237 shares of Class A Stock held by other trusts for the benefit of Mr. Grumbacher's three children of which David J. Kaufman and Mary Jo Grumbacher are the co-trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.
(3) Includes 185,773 shares of Common Stock held by The Grumbacher Family Foundation, a charitable foundation of which Mr. Grumbacher, Nancy T. Grumbacher and David J. Kaufman are the directors. Also includes 40,915 shares of Common Stock held by a trust for the benefit of a child of Mr. Grumbacher, of which Mr. Grumbacher is the sole trustee, and 24,950 shares of Common Stock held by trusts for the benefit of Mr. Grumbacher's three children of which Mr. Grumbacher's spouse, Nancy T. Grumbacher, and David
    J. Kaufman are the co-trustees. Does not include an aggregate of 545,237 shares of Class A Common Stock and 321,500 shares of Common Stock held by other trusts for the benefit of Mr. Grumbacher's three children of which David J. Kaufman and Mary Jo Grumbacher are the co-trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.
(4) Consists of 545,237 shares of Class A Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which David J. Kaufman and Mary Jo Grumbacher are the co-trustees. Mr. Kaufman and Mary Jo Grumbacher each disclaim beneficial ownership of these shares.
(5) Includes 185,773 shares of Common Stock held by The Grumbacher Family Foundation, a charitable foundation of which M. Thomas Grumbacher, Nancy
    T. Grumbacher and David J. Kaufman are the directors, and an aggregate of 545,237 shares of Class A Common Stock and 321,500 shares of Common Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which Mr. Kaufman and Mary Jo Grumbacher are the co-trustees, and 24,950 shares of Common Stock held by trusts for the benefit of M. Thomas Grumbacher's three children of which Mr. Kaufman and Nancy T. Grumbacher are the co-trustees. Mr. Kaufman disclaims beneficial ownership of all shares referred to in this note.
(6) Includes an aggregate of 545,237 shares of Class A Common Stock and 321,500 shares of Common Stock held by trusts for the benefit of M. Thomas Grumbacher's three children, of which Mary Jo Grumbacher and David J. Kaufman are the sole trustees. Mary Jo Grumbacher disclaims beneficial ownership of all shares referred to in this note.
(7) Based solely on a review of a Schedule 13G dated February 10, 1998 filed with the Securities and Exchange Commission. Such shares are held by Brinson Partners, Inc. and Brinson Trust Company, which are subsidiaries of Brinson Holdings, Inc.

  The holders of the Class A Stock have entered into a shareholders' agreement pursuant to which M. Thomas Grumbacher (or, if applicable, his personal representative) has a right of first refusal to acquire any shares of Class A Stock proposed to be transferred.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows as of May 1, 1998, the holdings of each director and of Heywood Wilansky, the Company's Chief Executive Officer, and the four other most highly compensated executive officers during fiscal 1997 (the "Named Executive Officers"), and of all directors and executive officers of the Company as a group. Each such person has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                                        CLASS A STOCK       COMMON STOCK(1)
                                      -------------------- --------------------
                                      NUMBER OF            NUMBER OF
      NAME OF BENEFICIAL OWNER         SHARES      PERCENT  SHARES      PERCENT
      ------------------------        ---------    ------- ---------    -------
M. Thomas Grumbacher................. 2,444,616(2)  81.8%  4,084,084(3)  34.0%
Heywood Wilansky.....................        --       --     364,467(4)   3.0%
Michael L. Gleim.....................        --       --     198,152(5)   1.6%
Douglas G. Lamm......................        --       --      49,691(6)     *
Leon D. Starr........................        --       --      48,080        *
James H. Baireuther..................        --       --      15,800(7)     *
Lawrence J. Ring.....................        --       --       2,000(8)     *
Roger S. Hillas......................        --       --       4,000(8)     *
Samuel J. Gerson.....................        --       --       2,000(8)     *
Leon F. Winbigler....................        --       --       3,000(8)     *
All directors and executive officers
 as a group (22 persons)............. 2,444,616     81.8%  4,969,075(9)  40.5%

--------
* less than 1%
(1) See note (1) to Principal Shareholders table.
(2) See note (2) to Principal Shareholders table.
(3) See note (3) to Principal Shareholders table.
(4) Includes 250,000 shares issued pursuant to the Company's 1991 Amended and Restated Stock Option and Restricted Stock Plan ("Option Plan") that are subject to forfeiture as provided in such Option Plan (the "Restricted Shares") but excludes 250,000 Restricted Shares to be awarded subject to shareholder approval.
(5) Includes options to purchase 126,416 shares and 6,666 Restricted Shares.

(6) Includes 10,276 shares issued pursuant to the Company's Management Incentive Plan ("MIP") and 25,000 Restricted Shares.
(7) Includes options to purchase 5,000 shares.
(8) Includes options to purchase 1,000 shares.
(9) Includes 281,666 Restricted Shares, options to purchase 272,541 shares and 37,359 shares issued pursuant to the MIP.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the meeting, the shareholders will elect seven directors to hold office until the 1999 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. The Board has nominated M. Thomas Grumbacher, Heywood Wilansky, Samuel J. Gerson, Michael L. Gleim, Lawrence J. Ring, Leon D. Starr and Leon F. Winbigler to serve as such directors. Each of the nominees is currently serving as a director. Should a nominee become unavailable to accept election, the persons named as proxies will vote for such other person as the Board may recommend, unless the Board reduces the number of directors.

  The nominees for directors are:

                              DIRECTOR                   POSITIONS WITH
          NAME            AGE  SINCE                       THE COMPANY
          ----            --- --------                   --------------
M. Thomas Grumbacher(1).   58   1967   Chairman of the Board of Directors
Heywood Wilansky(1).....   50   1995   President, Chief Executive Officer and Director
Samuel J. Gerson(2).....   56   1996   Director
Michael L. Gleim(1).....   55   1991   Vice Chairman, Chief Operating Officer and Director
Lawrence J. Ring(3).....   49   1997   Director
Leon D. Starr...........   79   1991   Director
Leon F. Winbigler(2)(3).   72   1991   Director

--------
(1) On Executive Committee
(2) On Compensation and Stock Option Committee
(3) On Audit Committee

  Mr. Grumbacher joined the Company in 1961 and has been Chairman of the Board since August 1991. From 1977 to 1989, he was President and from 1985 to 1995 he was Chief Executive Officer of the Company.

  Mr. Wilansky joined the Company in August 1995 as President and Chief Executive Officer. Prior to joining the Company, Mr. Wilansky was employed by The May Department Stores Company for more than 19 years, last serving as President and Chief Executive Officer of the Foley's division from 1992 to 1995. Mr. Wilansky is a director of First Washington Realty Trust.

  Mr. Gerson has been Chairman and Chief Executive Officer of Filene's Basement since 1984. Prior to that, he was President and Chief Operating Officer of The Gap and President and Chief Executive Officer of The Denver, a division of Associated Dry Goods Co. Mr. Gerson is a director of Filene's Basement Corp. and of ASAHI America, Inc., a trustee associate of Boston College and chairman of the Urban League of Eastern Massachusetts.

  Mr. Gleim joined the Company in 1989 as Executive Vice President and Chief Administrative Officer. He became Senior Executive Vice President in June 1991, and Vice Chairman and Chief Operating Officer in December 1995. Prior to joining the Company, Mr. Gleim was employed by Federated Department Stores, Inc. for more than 25 years.

  Dr. Ring has been Professor of Business Administration at the College of William and Mary's Graduate School of Business Administration in Williamsburg, Virginia for more than five years, and conducts an international consulting and executive education practice. Dr. Ring is a director of Sportmart, Inc.

  Mr. Starr has been a management consultant to department and specialty stores since 1984. Prior thereto, he held various positions with Allied Stores Corporation for over 35 years.

  Mr. Winbigler served as Chairman and Chief Executive Officer of Mercantile Stores Company, Inc. for 15 years before retiring in 1989. He is a member of the advisory board of Liberty Mutual Insurance Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During fiscal 1997, the Board held four meetings and took action by unanimous consent without a meeting on two occasions. The Board has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee (the "Compensation Committee") but does not have a Nominating Committee. The Executive Committee, which did not hold any meetings during fiscal 1997, has the authority to act in place of the Board on certain specified matters. The Audit Committee, which held two meetings during fiscal 1997, reviews the Company's internal controls and handles matters relating to the Company's independent auditors. The Compensation Committee, which held one meeting during fiscal 1997, considers and determines compensation issues involving the Company's Chairman of the Board, the President and Chief Executive Officer, and the Vice Chairman and Chief Operating Officer, and oversees the compensation of other employees of the Company. The Compensation Committee also administers the Company's Option Plan and the MIP.

  No director attended fewer than 75% of the total number of meetings of the Board and Board Committees on which he served.

COMPENSATION OF DIRECTORS

  The Company compensates each of its directors who is neither an employee or consultant to the Company at an annual rate of $20,000, plus $2,000 for attendance at each Board meeting ($400 for participation in a meeting held via teleconference) and $1,000 for attendance at each Board Committee meeting ($400 for participation in a meeting held via teleconference). In addition, each such director shall receive an annual grant of options to purchase 1,000 shares of Common Stock. The Company compensates each non-employee director who is a consultant to the Company at one-half of the compensation of a non-employee director who is not serving as a consultant, and each such director shall receive an annual grant of options to purchase 500 shares of Common Stock. Mr. Starr is a non-employee director who provides consulting services to the Company.

  Mr. Starr has rendered consulting services to the Company since 1984 and received approximately $65,000 in consulting fees from the Company in fiscal 1997. The Company anticipates it will pay Mr. Starr approximately $65,000 in consulting fees in 1998.

                                 PROPOSAL TWO

        APPROVAL OF THE BON-TON STORES, INC. FIVE YEAR CASH BONUS PLAN
                             FOR HEYWOOD WILANSKY

  The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood Wilansky (the "Cash Bonus Plan") is a performance-based compensation plan adopted by the Board in connection with a new employment agreement that was entered into by the Company with Heywood Wilansky to continue as the Company's President and Chief Executive Officer for a five year term. The Cash Bonus Plan was adopted by the Board on the recommendation of the Compensation Committee and is subject to the approval of the Company's shareholders. The Cash Bonus Plan is a part of the Company's integrated compensation program which is intended to assist the Company in motivating and retaining employees of superior ability, industry and loyalty. Under the Cash Bonus Plan, performance-based bonus compensation may be paid to Heywood Wilansky only if certain performance standards are met, as explained in more detail below. The Cash Bonus Plan is administered by the Compensation Committee. The Compensation Committee has set certain performance goals that are applicable under the Cash Bonus Plan for the current fiscal year of the Company, and will set performance goals for each subsequent fiscal year for a total of five years. The Compensation Committee also has responsibility under the Cash Bonus Plan for certifying, in writing, that the performance goals for a particular fiscal year have been met. Unless and until the Compensation Committee provides such written certification that the performance goals have been met, the bonus attributable to those goals is not payable. In addition, no amounts are payable under the terms of the Cash Bonus Plan if the Cash Bonus Plan is not first disclosed to and approved by the Company's shareholders.

  The design and administration of the Cash Bonus Plan are intended to cause all amounts that may become payable under the Cash Bonus Plan to be treated as "performance-based compensation" as that term is used for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). As a consequence, the provisions of the Code which would otherwise limit the deductibility by the Company of certain executive compensation in excess of $1,000,000 should not be applicable to any amounts paid under the terms of the Cash Bonus Plan.

  The provisions of the Cash Bonus Plan are generally described below.

Eligibility:

  Heywood Wilansky is the only participant in the Cash Bonus Plan.

Shareholder Approval and Term of Cash Bonus Plan:

  The Cash Bonus Plan goes into effect, subject to shareholder approval, as of February 1, 1998, and will continue for five Plan Years (which correspond to the fiscal years of the Company).

Bonus Entitlement:

  The participant will be paid a bonus for each year provided the applicable performance goals established by the Compensation Committee under the Cash Bonus Plan have been met. The bonus payment for each year will be paid on or about April 15 of the next year unless the participant elects to defer all or a part of the bonus under the terms of the Company's deferred compensation plan. No bonus will be paid unless the Compensation Committee certifies in writing that the performance goals for the year have been met.

Amount of Bonus and Establishment of Performance Goals:

  The amount of the annual bonus payable if all performance goals established under the Cash Bonus Plan have been met will be equal to the participant's base compensation for the Plan Year. The participant's base compensation taken into account under the terms of the Cash Bonus Plan, however, can never exceed $1,000,000, even if his actual base compensation is increased to an amount in excess of $1,000,000. Under the Cash Bonus Plan, the Compensation Committee sets both an initial performance goal, which is a specified level of net after tax earnings, as determined by the Company's regular accountants for the first Plan Year, and also sets or will set separate performance goals (at higher levels of net after tax earnings) for each Plan Year (including the first Plan
Year).

  If the initial performance goal is satisfied, the participant will receive an annual bonus equal to 40% of his base compensation for each Plan Year as long as he continues to be employed by the Company. If the separate, higher performance goal is satisfied in any Plan Year, the participant's annual bonus will be increased by an amount that is determined by the extent to which the Company's performance for the fiscal year exceeds the higher performance goal. As noted above, the total bonus for any Plan Year can not exceed 100% of the participant's base compensation (so that the maximum possible annual bonus is always limited to $1,000,000 in light of the limitation on base compensation taken into account for these purposes).

  If the participant terminates his employment with the Company during a Plan Year, he will receive a pro-rated bonus determined on the basis of the portion of the Plan Year he was employed.

  The performance goals for each Plan Year, as described above, and the formula pursuant to which the additional bonus is calculated, will be established by the Compensation Committee no later than 90 days after the beginning of the Plan Year. In no case will the performance goal be established at a time when the achievement of the goal is not substantially uncertain. If the Compensation Committee does not establish a performance goal for a year, the performance goal that was in effect for the prior year will be continued in effect.

Administration of the Cash Bonus Plan:

  The Cash Bonus Plan is administered by the Compensation Committee, which will at all times consist exclusively of two or more outside directors (as that term is defined for purposes of Code Section 162(m)). The resolution of any questions with respect to payments and entitlements pursuant to the provisions of the Cash Bonus Plan will be determined by the Compensation Committee, and all such determinations shall be final and conclusive.

Amendment and Termination of the Cash Bonus Plan:

  The Company may, acting through the Board, terminate or revoke the Cash Bonus Plan at any time and may amend the Cash Bonus Plan from time to time. No termination or amendment of the Cash Bonus Plan will reduce the amount of a bonus payment that is due, but has not yet been paid, without the participant's consent. In addition, no amendment to the Cash Bonus Plan will increase the maximum amount of the bonus payable under the Cash Bonus Plan without approval by the Compensation Committee and without disclosure to and approval by the Company's shareholders in a separate vote prior to the payment of such an increased bonus. The Cash Bonus Plan may, however, be modified or amended by the Compensation Committee, as it deems appropriate, in order to comply with any rules, regulations or other guidance promulgated by the Internal Revenue Service with respect to any applicable provisions of the Code relating to the qualification of the bonus payments under the Cash Bonus Plan as "performance-based compensation" for purposes of Code Section 162(m).

Federal Tax Issues:

  Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 to certain employees of publicly held companies (this limitation is referred to herein as the "Million Dollar Cap"), unless the compensation comes within certain exceptions. One exception to the Million Dollar Cap is available for "performance-based compensation". In order for a bonus payment to be within this exception to the Million Dollar Cap, a number of requirements must be satisfied, including the establishment of performance goals by a committee of two or more "outside" members of the Company's Board, disclosure to the shareholders of the material terms of the performance-based bonus arrangement under which the bonus is to be paid, and approval by the shareholders of that arrangement. Additional rules apply to the ongoing administration of such an arrangement in order for compensation payments to qualify as performance-based.

  In general, the Cash Bonus Plan is intended to pay compensation only on the attainment of the performance goals established by the Compensation Committee. If the Cash Bonus Plan is put into effect in accordance with its terms and subject to the approval of the Company's shareholders, and provided the Cash Bonus Plan is and continues to be administered in accordance with the provisions set forth in the Cash Bonus Plan, the bonus payments under the Cash Bonus Plan should be "performance-based compensation" that is exempt from the Million Dollar Cap.

  The following table sets forth the benefits that may be received by Heywood Wilansky if the Cash Bonus Plan is approved.

                   NAME AND POSITION        DOLLAR VALUE
                   -----------------        -------------
            Heywood Wilansky............... $1,000,000(1)
            President and Chief Executive
             Officer

--------
(1) Annual bonus to be received if all performance goals are met.

                       THE BOARD OF DIRECTORS RECOMMENDS
               VOTING "FOR" APPROVAL OF THE BON-TON STORES, INC.
                FIVE YEAR CASH BONUS PLAN FOR HEYWOOD WILANSKY

                                PROPOSAL THREE

                                  APPROVAL OF
                           THE BON-TON STORES, INC.
                    PERFORMANCE BASED STOCK INCENTIVE PLAN
                             FOR HEYWOOD WILANSKY

  The Bon-Ton Stores, Inc. Performance Based Stock Incentive Plan for Heywood Wilansky (the "Stock Incentive Plan") is a performance-based compensation plan adopted by the Board in connection with a new employment agreement that was entered into by the Company with Heywood Wilansky to continue as the Company's President and Chief Executive Officer for a five year term. The Stock Incentive Plan was adopted by the Board on the recommendation of the Compensation Committee and is subject to the approval of the Company's shareholders. The Stock Incentive Plan is a part of the Company's integrated compensation program which is intended to assist the Company in motivating and retaining employees of superior ability, industry and loyalty.

  Under the Stock Incentive Plan, a discounted stock option and a restricted stock award are granted to Heywood Wilansky, subject in all events to provisions of the Stock Incentive Plan which cause forfeiture if the performance goal established by the Compensation Committee under the terms of the Stock Incentive Plan is not met. Satisfaction of the performance goal is required to be certified in writing by the Compensation Committee.

  The design and administration of the Stock Incentive Plan are intended to cause all taxable compensation attributable to the Stock Incentive Plan to be treated as "performance-based compensation" as that term is used for purposes of Section 162(m) of the Code. As a consequence, the provisions of the Code which would otherwise limit the deductibility by the Company of certain executive compensation in excess of $1,000,000 should not be applicable to any compensation expense attributable to the Stock Incentive Plan.

  The provisions of the Stock Incentive Plan are generally described below.

Eligibility:

  Heywood Wilansky is the only participant in the Stock Incentive Plan.

Shareholder Approval and Term of Stock Incentive Plan:

  The Stock Incentive Plan goes into effect, subject to shareholder approval, as of February 1, 1998 (the "Effective Date"), and will continue until terminated by the Board.

Benefits Under the Stock Incentive Plan:

  The participant will be granted 250,000 shares of Common Stock (the "Award"), and options to acquire an additional 250,000 shares of Common Stock at an exercise price of $8 per share (the "Option"). Both the Award and the Option are forfeited if the Company's net after tax earnings (as determined by the Company's regular accountants) does not meet or exceed, for the current fiscal year, a level which was established by the Compensation Committee at the time the Stock Incentive Plan was adopted. The achievement of this performance goal must be certified in writing by the Compensation Committee in order for the performance goal to be treated as having been satisfied for these purposes.

  If the performance standard described above is satisfied and certified in writing by the Compensation Committee, the participant's Option and Award may vest over time, subject to the general requirement that the participant continue to be employed by the Company. The Option vests with respect to 83,334 shares on the first anniversary of the Effective Date, and with respect to an additional 83,333 shares on each of the second and third anniversaries of the Effective Date. The Award vests with respect to 83,334 shares on the third anniversary of the Effective Date, and with respect to an additional 83,333 shares on each of the fourth and fifth anniversaries of the Effective Date. The Option and the Award may also become vested on an accelerated basis if there is a "change of control" of the Company after the performance goal described above has been satisfied. The Option will terminate in all events on the tenth anniversary of the Effective Date. It may terminate sooner if the participant's employment with the Company terminates or if the Option would be terminated under the termination provisions of the Company's Option Plan (which provisions, while not directly applicable to the Option, are incorporated in the Stock Incentive Plan by reference). If the participant's employment terminates prior to the time at which the Award and the Option have fully vested, the unvested portion of the Option and the Award will be forfeited.

Amount of Bonus and Establishment of Performance Goals:

  The maximum amount of compensation that may be earned by the participant pursuant to the terms of the Stock Incentive Plan is dictated by the value of the 250,000 shares of Common Stock that form the Award to the participant, and by the value in excess of $8 per share of the 250,000 shares of Common Stock that are subject to the Option. As no actual value for the maximum possible compensation can be determined, the value of the compensation which may be earned under the Stock Incentive Plan cannot be calculated. However, a calculation may be made on the basis of assumptions as to the future value of the Common Stock. If, for example, it is assumed that the value of a single share of Common Stock will be $16, the maximum value of the performance based compensation that may be earned by the participant under the Stock Incentive Plan is $6,000,000. If a $20 per share value is assumed for purposes of these calculations, the maximum value of the performance based compensation that may be earned by the participant under the Stock Incentive Plan is $8,000,000. On May 1, 1998, the closing price of a share of Common Stock was $16.50.

Administration of the Stock Incentive Plan:

  The Stock Incentive Plan is administered by the Compensation Committee which will at all times consist exclusively of two or more "outside directors" (as that term is defined for purposes of Code Section 162(m)). The resolution of any questions arising with respect to the Stock Incentive Plan will be determined by the Compensation Committee, and all such determinations shall be final and conclusive.

Amendment and Termination of the Stock Incentive Plan:

  The Company may, acting through the Board, terminate or revoke the Stock Incentive Plan at any time and may amend the Stock Incentive Plan from time to time, provided that neither the termination, revocation or amendment of the Plan may, without the written approval of the participant, reduce the benefit to which the participant would otherwise be entitled, and provided further that no changes that would increase the value of the benefit to the participant under the terms of the Plan shall be effective without approval by the Compensation Committee and without disclosure to and approval by the shareholders of the Company in a separate vote prior to the provision of such increased benefit. In addition, the Plan may be modified or amended by the Compensation Committee, as it deems appropriate, in order to comply with any rules, regulations or other guidance promulgated by the Internal Revenue Service with respect to applicable provisions of the Code as they relate to the exemption for "performance-based compensation" under the limitations on the deductibility of compensation imposed under Code Section 162(m).

Federal Tax Issues:

  Section 162(m) of the Code limits the deductibility of compensation in excess of $1,000,000 to certain employees of publicly held companies (this limitation is referred to herein as the "Million Dollar Cap"), unless the compensation comes within certain exceptions. One exception to the Million Dollar Cap is available for "performance-based compensation". In order for taxable compensation to be within this exception to the Million Dollar Cap, a number of requirements must be satisfied, including the establishment of performance goals by a committee of two or more "outside" members of the Company's Board, disclosure to the shareholders of the material terms of the performance-based bonus arrangement under which the bonus is to be paid, and approval by the shareholders of that arrangement. Additional rules apply to the ongoing administration of such an arrangement in order for compensation to qualify as performance-based.

  In general, the Stock Incentive Plan is intended to provide compensation only on the attainment of the performance goals established by the Compensation Committee. If the Stock Incentive Plan is put into effect in accordance with its terms and subject to the approval of the Company's shareholders, and provided the Stock Incentive Plan is administered in accordance with the provisions set forth therein, the taxable compensation attributable to the Option and the Award under the terms of the Stock Incentive Plan should be "performance-based compensation" that is exempt from the Million Dollar Cap.

  The following table sets forth the benefits that may be received by Heywood Wilansky if the Stock Incentive Plan is approved.

                 NAME AND POSITION       NUMBER OF SHARES
                 -----------------       ----------------
            Heywood Wilansky............    500,000(1)
            President and Chief Execu-
             tive Officer

--------
(1) Consists of a grant of 250,000 shares of Common Stock subject to forfeiture and options to acquire 250,000 shares which options are subject to forfeiture.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF
        THE BON-TON STORES, INC. PERFORMANCE BASED STOCK INCENTIVE PLAN
                             FOR HEYWOOD WILANSKY

                                 PROPOSAL FOUR

                        RATIFICATION OF THE APPOINTMENT
                    OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
                        INDEPENDENT PUBLIC ACCOUNTANTS

  Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed Arthur Andersen LLP, which served as the Company's independent public accountants for the last fiscal year, to serve as the Company's independent public accountants for the current fiscal year. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the votes cast, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

  A representative of Arthur Andersen LLP is expected to be present at the meeting. Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions of shareholders.

                   THE BOARD OF DIRECTORS RECOMMENDS VOTING
                   "FOR" RATIFICATION OF THE APPOINTMENT OF
                              ARTHUR ANDERSEN LLP
                AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth, for the Company's last three fiscal years, the compensation paid or accrued by the Company for those years to each of the Named Executive Officers:

                                                                          LONG-TERM
                                       ANNUAL COMPENSATION           COMPENSATION AWARDS
                                ---------------------------------- -----------------------
        NAME AND                                        OTHER       RESTRICTED  SECURITIES
       PRINCIPAL         FISCAL                        ANNUAL         STOCK     UNDERLYING    ALL OTHER
        POSITION          YEAR  SALARY($) BONUS($) COMPENSATION($) AWARDS($)(1) OPTIONS(#) COMPENSATION($)
       ---------         ------ --------- -------- --------------- ------------ ---------- ---------------
Heywood Wilansky........  1997   800,000  264,000      872,423(2)          --     99,000      1,065,260(3)
 President and            1996   800,000  200,000      948,778             --    104,800             --
 Chief Executive Officer  1995   353,846  841,500      117,803      1,687,500    250,000             --
M. Thomas Grumbacher....  1997   350,000   87,120        7,931(4)          --     43,300             --
 Chairman of the          1996   351,923       --        2,175             --     45,800             --
 Board of Directors       1995   450,000       --          675             --     25,000             --
Michael L. Gleim........  1997   414,417  132,000        9,848(5)          --     49,600        291,147(3)
 Vice Chairman and        1996   414,417       --        4,530             --     52,400             --
 Chief Operating Officer  1995   311,923       --       20,628        117,500     56,600             --
Douglas G. Lamm(6)......  1997   254,808   67,329        9,406(7)      89,982         --             --
 Executive Vice Presi-
  dent,                   1996   244,984       --        1,302             --         --             --
 Softlines Merchandise    1995    79,279       --           --             --     20,000         10,000
James H. Baireuther(6)..  1997   224,808   42,000        6,367(8)          --         --         85,306(9)
 Senior Vice President,   1996   135,785       --          381             --     20,000         25,234
 Chief Financial Officer

--------
(1) The awards were made pursuant to the Option Plan or the MIP. Mr. Wilansky's award vests in three equal annual installments beginning August 21, 1998. Mr. Gleim's award will be fully vested on December 15, 1998. Mr. Lamm's award will vest in conjunction with his bonus payouts or, if none, at the end of fiscal 2007. At January 31, 1998, the aggregate number of Restricted Shares and market value of such shares were: Mr. Wilansky-- 250,000 shares with a market value of $3,500,000; Mr. Gleim--6,666 shares with a market value of $93,324; Mr. Lamm--14,691 shares with a market value of $205,674.
(2) Includes $200,000 for the purchase of an annuity in Mr. Wilansky's name, loan forgiveness in the amount of $375,000, imputed interest of $48,796 on a loan by the Company to Mr. Wilansky, $230,709 for club membership fees paid by the Company for Mr. Wilansky and Company contributions to its Retirement Savings/Profit Sharing Plan of $7,256.
(3) Consists of value realized on exercise of stock options.
(4) Includes premiums on excess life insurance in the amount of $675 and Company contributions to its Retirement Savings/Profit Sharing Plan of $7,256.
(5) Includes premiums on excess life insurance in the amount of $2,592 and Company contributions to its Retirement Savings/Profit Sharing Plan of $7,256.
(6) Mr. Lamm joined the Company in 1995, and Mr. Baireuther joined the Company in 1996.
(7) Includes premiums on excess life insurance in the amount of $2,150 and Company contributions to its Retirement Savings/Profit Sharing Plan of $7,256.
(8) Includes premiums on excess life insurance in the amount of $1,584 and Company contributions to its Retirement Savings/Profit Sharing Plan of $4,783.
(9) Consists of relocation expenses of $80,240 and imputed interest of $5,066 on a loan by the Company to Mr. Baireuther.

STOCK OPTION GRANTS

  The following table contains information concerning the grant of stock options under the Company's Option Plan to each of the Named Executive Officers during fiscal 1997. The Company does not have any plan pursuant to which stock appreciation rights may be granted.

                         OPTION GRANTS IN FISCAL 1997

                                                                        POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES
                                                                             OF STOCK  PRICE
                                                                          APPRECIATION FOR OPTION
                                       INDIVIDUAL GRANTS                          TERM (1)
                         ---------------------------------------------- ---------------------------
                                       % OF TOTAL
                         SECURITIES     OPTIONS
                         UNDERLYING    GRANTED TO   EXERCISE
                          OPTIONS      EMPLOYEES     PRICE   EXPIRATION
                         GRANTED(#)  IN FISCAL 1997  ($/SH)     DATE         5%            10%
                         ----------  -------------- -------- ---------- ---------------------------
Heywood Wilansky........   99,000(2)     33.40        7.25    3/6/2007  $    451,389 $    1,143,909
M. Thomas Grumbacher....   43,300(2)     14.61        7.25    3/6/2007       197,426        500,316
Michael L. Gleim........   24,800(2)      8.37        7.25    3/6/2007       113,075        286,555
                           24,800(3)      8.37        7.25    3/6/2007       113,075        286,555
Douglas G. Lamm.........       --           --          --          --            --             --
James H. Baireuther.....       --           --          --          --            --             --

--------
(1) Illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming specified compounded rates of appreciation on the Common Stock over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.
(2) The options vest on March 6, 2000 only upon the Company meeting pre-established goals for return on investment and for total shareholders' return on the Common Stock as compared to a group of other retailers, each measured during the three year period of fiscal 1997 to 1999. Fifty percent of the options vest upon the attainment of each goal.
(3) One-third of the options vest on each of March 6, 1998, 1999 and 2000.

STOCK OPTION EXERCISES AND HOLDINGS

  The following table sets forth information related to the stock options that were exercised during fiscal 1997 and the number and value of stock options of each of the Named Executive Officers at January 31, 1998.

                    OPTION EXERCISES DURING FISCAL 1997 AND
                       OPTION VALUES AT JANUARY 31, 1998

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING           VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS AT     IN-THE-MONEY OPTIONS
                                                       JANUARY 31, 1998(#)       AT JANUARY 31, 1998(1)
                                                    ------------------------- -------------------------
                         SHARES ACQUIRED   VALUE
                         ON EXERCISE (#)  REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                         --------------- ---------- ----------- ------------- ----------- -------------
Heywood Wilansky........     166,667     $1,065,260       -0-      287,133     $    -0-    $2,097,714
M. Thomas Grumbacher....         -0-            -0-       -0-      114,100          -0-       721,700
Michael L. Gleim........      25,076        291,147   106,649      117,667      672,754       817,443
Douglas G. Lamm.........         -0-            -0-    10,000       10,000       63,750        63,750
James H. Baireuther.....         -0-            -0-     5,000       15,000       38,125       114,375

--------
(1) In-the-money options are options having a per share exercise price below $14.00, the closing price of shares of Common Stock on the Nasdaq National Market on January 30, 1998 (the last trading day in fiscal 1997). The amounts shown are the amounts by which the product of such closing price and the number of shares purchasable upon the exercise of such in-the-money options exceeds the aggregate exercise price of such shares.

EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement with Mr. Wilansky, effective February 1, 1998 (the "Employment Agreement"), which expires January 31, 2003 pursuant to which Mr. Wilansky is entitled to receive an annual base salary of at least $1,000,000 and is eligible for an annual cash bonus based on the performance of the Company according to criteria established by the Compensation Committee under the terms of the Cash Bonus Plan established for this purpose. The maximum bonus attainable under the Cash Bonus Plan is 100% of Mr. Wilansky's base salary, subject to a $1,000,000 limit. The Employment Agreement provides that the remaining $375,000 due on a loan previously made by the Company to Mr. Wilansky will be forgiven on April 30, 1999 provided his employment with the Company is not terminated prior to that date by the Company for Cause (as defined in the Employment Agreement) or by Mr. Wilansky for any reason other than following a Change of Control (as defined in the Employment Agreement). The Employment Agreement also provides that the Company will award Mr. Wilansky an additional 250,000 shares of Common Stock and options to purchase an additional 250,000 shares of Common Stock at an option price of $8.00 per share following the adoption by the Company of the Stock Incentive Plan established for this purpose. Mr. Wilansky's ownership in the shares vests in three annual installments on the third, fourth and fifth anniversaries of the effective date of the Employment Agreement and the options vest on the first, second and third anniversaries of the effective date of the Employment Agreement provided that Mr. Wilansky meets certain performance goals. The Employment Agreement provides that in the event the Company discharges Mr. Wilansky without Cause, Mr. Wilansky shall continue to receive his base salary and medical benefits for the greater of the remaining term of the Employment Agreement or one year from termination of employment and his bonus compensation for the year in which he is discharged determined on a pro-rata basis taking into account the number of days worked during the year up to his termination of employment. In addition, Mr. Wilansky shall be entitled to immediate vesting of his restricted stock awards and options and retirement benefits. The Company's obligation to continue Mr. Wilansky's base salary is subject to Mr. Wilansky's obligation to mitigate damages by seeking employment or as long as Mr. Wilansky is entitled to receive severance pay, and the Company's obligation to pay certain amounts to Mr. Wilansky following his termination ceases if the covenant against competition is broken. In the event that Mr. Wilansky voluntarily terminates his employment following a Change of Control, he shall be entitled to his base salary in monthly installment payments for the remaining term of the Employment Agreement, subject to certain potential taxation-related limitations on the value of such payments, and to immediate vesting of his restricted stock awards and options. The Employment Agreement contains a covenant against competition for at least one year after termination of his employment or as long as Mr. Wilansky is entitled to receive severance pay, and the Company's obligation to pay certain amounts to Mr. Wilansky following his termination ceases if the covenant against competition is broken. In addition to the other compensation provided pursuant to the Employment Agreement, the Company has agreed to establish a supplemental retirement plan for Mr. Wilansky which will provide supplemental retirement income of approximately $300,000 per year commencing when he reaches age 55 or following his retirement or other termination of employment after reaching age 55. The Company believes that the present value of the aggregate cost of this supplemental retirement plan over time, assuming an interest rate of 6%, is approximately $2,800,000.

  The Company has entered into an employment agreement with Mr. Gleim which expires January 31, 1999 pursuant to which Mr. Gleim is entitled to receive an annual salary of at least $400,000 and is eligible for an annual bonus to be determined by the Compensation Committee. The agreement provides that in the event the Company discharges Mr. Gleim without cause or Mr. Gleim resigns for good reason (each as defined in the agreement), Mr. Gleim shall continue to receive his base salary and other benefits for the greater of the remaining term of the agreement or one year from termination of employment.

  The Company has entered into a severance agreement with certain of its executive officers other than Messrs. Grumbacher, Wilansky and Gleim which provides for certain payments to be made by the Company in the event the executive officer is terminated without cause (as defined in such agreement). Pursuant to such agreements, the Company shall pay such executive officers the equivalent of one year's base salary following the date of termination. Executive officers who have been employed by the Company less than one year as of the date of termination shall be entitled to the equivalent of six months' base salary following such termination.

STOCK PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock from January 30, 1993 through January 31, 1998, the cumulative total return on the CRSP Total Return Index for The Nasdaq Stock Market (US Companies) and the Nasdaq Retail Trade Stocks Index during such period. The comparison assumes $100 was invested on January 30, 1993 in the Common Stock and in each of the foregoing indices and assumes the reinvestment of any dividends.


                                     LOGO
               [PERFORMANCE GRAPH APPEARS HERE]

$100 INVESTMENT
---------------
                                   NASDAQ
DATE             NASDAQ            RETAIL            BON-TON
----             ------            ------            -------

1/30/93          100.00            100.00             100.00
1/29/94          113.73            106.86              98.44
1/28/95          109.69             95.69             132.81
 2/2/96          159.67            107.44              65.63
 2/1/97          207.06            132.60              87.50
1/30/98          245.02            155.16             175.00

REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee, consisting entirely of non-employee directors, approves all general policies under which compensation is paid or awarded to the Company's executive officers. The Compensation Committee determines the compensation of M. Thomas Grumbacher, the Company's Chairman of the Board, of Heywood Wilansky, the Company's President and Chief Executive Officer, and of Michael L. Gleim, the Company's Vice Chairman and Chief Operating Officer. The Compensation Committee utilizes recommendations from the Executive Committee with respect to the level and form of compensation for executive officers other than Messrs. Grumbacher, Wilansky and Gleim. The Compensation Committee retains the authority to determine the compensation of such other executive officers and may accept, reject or modify such recommendations in its discretion.

  The basic forms of executive compensation are annual compensation, in the form of salary and possible bonuses, and long-term incentives, currently consisting primarily of stock options. The Compensation Committee seeks to achieve a mix of these various forms of compensation which will properly compensate and motivate its executives on an individual basis. In doing so, the Compensation Committee, with the input of the Executive Committee with respect to the executive officers other than Messrs. Grumbacher, Wilansky and Gleim, considers various aspects of the Company's operating results as well as its financial condition, and considers each executive's role in such achievement.

ANNUAL COMPENSATION--SALARY AND BONUS

  Annual compensation is comprised of a base salary and a possible bonus. The Compensation Committee set the base salary of the Chairman of the Board for fiscal 1997. The base salaries for the Company's President and Chief Executive Officer and for the Vice Chairman and Chief Operating Officer are established pursuant to employment agreements which have been approved by the Compensation Committee based on a variety of factors, including the general level of executive compensation in the industry, the general level of executive compensation in the Company, the compensation of the executive in his prior employment and the evaluation by the Compensation Committee of the importance of the executive to the Company. The remainder of the Company's executives have their base salaries approved annually by the Compensation Committee, upon review of recommendations from the Executive Committee, based on such subjective factors as individual and Company performance. The Compensation Committee commissions an independent contractor to conduct periodic surveys of executive compensation in the department store industry and utilizes such survey information in making its decisions on executive compensation.

  The Compensation Committee believes it appropriate that an increasing amount of the potential annual compensation for the Chairman of the Board, the President and Chief Executive Officer, and the Vice Chairman and Chief Operating Officer be provided in the form of an annual bonus which is dependent upon the Company's performance. For fiscal 1997, there was in place a plan to grant bonuses to these Company officers based on a combination of the Company's earnings before interest and taxes during fiscal 1997. As a result of the Company's performance for fiscal 1997, there were bonuses paid in the amounts indicated in the Summary Compensation Table.

  With respect to the Company's executive officers other than Messrs. Grumbacher, Wilansky and Gleim, the Company has adopted the Management Incentive Plan (the "MIP") which provides for the granting of cash bonuses and/or shares of Common Stock to participants based on a combination of Company performance and the participant's individual performance measured against various personal goals and objectives established at the beginning of the year. The MIP is currently administered by the Compensation Committee. Bonus payouts are discretionary and no bonus payouts may be made if the Company fails to achieve established minimum performance goals. MIP participants may elect to receive a portion of their MIP bonus in shares of Common Stock ("Restricted MIP Shares") which Shares are issued in the name of the participant but are restricted and are not eligible for resale until bonus awards for such participants are made. In addition, the Compensation Committee may accelerate the vesting of the unvested Restricted MIP Shares.

  A cash bonus award or option grant may, in addition, be made at the discretion of the Compensation Committee without regard to whether any specified criteria are met.

LONG-TERM INCENTIVES--STOCK OPTIONS AND RESTRICTED STOCK AWARDS

  The Compensation Committee administers the Option Plan which provides for the grant of stock options and restricted stock awards, both of whose value is related to the value of the Common Stock. Accordingly, grants of stock options and restricted stock awards are intended to help align the executive officers' interests with that of shareholders by increasing such officers' stake in the Company.

  Stock options and restricted stock awards generally vest over a number of years, and any unvested options or shares of restricted stock are usually forfeited ninety days after termination of the recipient's employment with the Company. Such awards, therefore, are also intended to encourage recipients to remain in the employ of the Company over a substantial period of time.

  The Compensation Committee adopted in February 1994 the Long Term Incentive Plan for Principals ("LTIP") for the Company's Chairman of the Board, the President and Chief Executive Officer and the Vice Chairman and Chief Operating Officer. Under this plan, each of these executive officers received in fiscal 1997 stock options that will vest only if the Company meets pre-established goals for return on investment and for total shareholders' return on the Common Stock as compared to a group of other retailers, each measured during the succeeding three-year period. Each participant in this plan chose, on the date of the grant, to have any performance award earned paid in options to purchase Common Stock at the fair market value on the date of grant. Other choices made available to each participant included cash and shares of Common Stock. By establishing the LTIP, the Compensation Committee intended to increase the participants' stakes in the long-term performance of the Company.

  In addition, the Vice Chairman and Chief Operating Officer received a grant of stock options under the LTIP which vests in three equal annual installments beginning on the first anniversary of the date of grant.

  No additional grants or awards will be made under the LTIP.

  Of the 301,400 total stock options granted in fiscal 1997, 266,400 were granted to the Company's senior executive officers.

QUALIFYING EXECUTIVE COMPENSATION FOR DEDUCTIBILITY UNDER PROVISIONS OF THE INTERNAL REVENUE CODE

  The Code provides that publicly held corporations may not generally deduct compensation for its chief executive officer and certain other executive officers to the extent that compensation for the executive exceeds $1,000,000 unless such compensation is "performance-based" as defined in the Code. The Compensation Committee has taken such actions as are appropriate to qualify, to the extent possible, compensation paid to executives for deductibility under the Code. Nevertheless, the Compensation Committee has in the past, and may in the future, recommend or approve payment of compensation that may not be deductible under these provisions of the Code whenever the Compensation Committee has determined that such payments are in the best interests of the Company.

    COMPENSATION COMMITTEE:

    Samuel J. Gerson
    Roger S. Hillas
    Leon F. Winbigler

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons during fiscal 1997 were made on a timely basis.

CERTAIN TRANSACTIONS

  The Company leases its Oil City, Pennsylvania and Butler, Pennsylvania stores from M. Thomas Grumbacher. Mr. Grumbacher is the ground tenant under leases from the owners of the respective shopping centers. These leases between the Company and Mr. Grumbacher were entered into on January 1, 1981 and February 17, 1981, respectively. The aggregate rental payments during fiscal 1997 for the Oil City store and the Butler store to Mr. Grumbacher were $223,500 and $264,000, respectively. The Oil City and Butler leases also require payment of a percentage rent (1% of sales in excess of $5.3 million with respect to Oil City and 1% of sales in excess of $7.0 million with respect to Butler) which Mr. Grumbacher passes through to the ground lessor. Both leases terminate on July 31, 2006 and provide the Company with five five-year renewal options.

  Additionally, the Company leases the land for its York Galleria store from MBM Land Associates Limited Partnership ("MBM"), a partnership of which M. Thomas Grumbacher, through a wholly-owned corporation, and certain trusts established for the benefit of his three children, are the partners. The lease expires on September 30, 2019, and the Company has the right to extend the term of the lease for six additional periods of five years each. Rental payments by the Company during fiscal 1997 under this lease aggregated $63,000.

  The Company also leases a portion of the property on which its distribution center is located from MBM. The remainder is leased from Mr. Grumbacher. Aggregate annual rental payments under the leases are $162,000 until January 1, 2001. During fiscal 1997, Mr. Grumbacher and MBM received rental payments from the Company under such leases aggregating $126,767 and $35,233, respectively. Each of the leases terminates on May 31, 2017, and the Company has the right to extend the term of each of the leases for two additional periods of five years each at the then fair market rental value.

  Total lease payments to M. Thomas Grumbacher and affiliated entities with respect to fiscal 1997 were $712,500.

  In 1995, in connection with his employment by the Company, Heywood Wilansky, President and Chief Executive Officer of the Company, received a non-interest bearing loan from the Company in the principal amount of $750,000, which loan was to be forgiven in two installments of $375,000 each in December 1997 and April 1999 provided that Mr. Wilansky remained employed by the Company. One such installment was forgiven in December 1997, and $375,000 in principal amount of such loan remains outstanding.

  In November 1996, the Company extended to James H. Baireuther, Senior Vice President--Chief Financial Officer, an interest-free relocation loan in the amount of $85,000 in connection with Mr. Baireuther's employment by the Company. Such loan has been paid in full.

  In January 1998, the Company extended to Patrick J. McIntyre, Senior Vice President--Chief Information Officer, an interest-free relocation loan in the amount of $65,000 in connection with Mr. McIntyre's employment by the Company. Such loan has been paid in full.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by January 15, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            SOLICITATION OF PROXIES

  The enclosed form of proxy is being solicited on behalf of the Company's Board of Directors. The Company will bear the cost of this solicitation, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners.

  In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone, telegraph or telecopy by directors, officers or regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.

                                          By order of the Board of Directors

                                          ROBERT E. STERN
                                          Secretary

                                                                      APPENDIX A

                            THE BON-TON STORES, INC.
                     PERFORMANCE BASED STOCK INCENTIVE PLAN
                              FOR HEYWOOD WILANSKY


          1.   PURPOSE
               -------

          The Bon-Ton Stores, Inc. Performance Based Stock Incentive Plan for Heywood Wilansky, as set forth herein, is established by the Committee (has hereinafter defined), along with the performance goals required to be satisfied for the payment of any stock bonus under the terms of the Plan, and is adopted by the Board of Directors, subject to the approval of the shareholders of the Bon-Ton Stores, Inc., a Pennsylvania corporation (the "Company"), for the purpose of providing performance-based compensation to Heywood Wilansky (the "Participant") in the form of stock bonuses granted in connection with services to be provided by the Participant during the term of the Plan in accordance with a formula that is based on the financial success of the Company as part of an integrated compensation program which is intended to assist the Company in motivating and retaining employees of superior ability, industry and loyalty.

          2.   DEFINITIONS
               -----------

          The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:

          "Award" shall mean an award of shares of Company Stock subject to forfeiture if the performance goals set forth in the Plan are not satisfied, and subject further to the restrictions contained in the vesting schedule set forth in the Plan.

          "Board of Directors" shall mean the Board of Directors of the Company.

          "Cause" shall have the meaning set forth in the Participant's Employment Agreement in effect as of the date the Plan is adopted.

          "Change of Control" shall have the meaning set forth in the Participant's Employment Agreement in effect as of the date the Plan is adopted.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean the Compensation Committee of the Board of Directors, consisting of two or more Outside Directors, to act as the Committee with respect to the Plan, or such other committee as may be appointed by the Board of Directors to act as the Committee with respect to the Plan.

          "Company" shall mean the Bon-Ton Stores, Inc., a Pennsylvania corporation, and any successor thereto.

          "Company's Accountants" shall mean the certified public accountants charged with the responsibility for determining the Company's earnings for the relevant fiscal year for purposes of the disclosure of such information as may be required under applicable law or under such rules as may be applicable to the Company in connection with any public filings or in connection with the listing of the Company's securities on any securities exchange.

          "Company Stock" shall mean the Company's Common Stock, par value $.01 per share.

          "Designated Beneficiary" shall mean the person, if any, specified in writing by the Participant to receive any payments due to the Participant in the event of the Participant's death. In the event no person is specified by the Participant, the Participant's estate shall be deemed to be the Designated Beneficiary.

          "Effective Date" shall mean February 1, 1998.

          "Outside Director" shall mean a member of the Board of Directors who is treated as an "outside director" for purposes of Code Section 162(m).

          "Option" shall mean a grant of an option to acquire shares of Company Stock, subject to forfeiture if the performance goals set forth in the Plan are not satisfied and subject further to the restrictions contained in the vesting schedule set forth in the Plan. The Option granted under the Plan is not intended to be an "incentive stock option" as that term is used for purposes of Code Section 422.

          "Participant" shall mean Heywood Wilansky.

          "Plan" shall mean the Bon-Ton Stores, Inc. Performance Based Stock Incentive Plan for Heywood Wilansky.

          "Plan Year" shall mean the taxable year of the Company. The first Plan Year shall be taxable year of the Company that commenced on or about February 1, 1998.

          3.   PARTICIPATION
               -------------

          Heywood Wilansky shall be the sole Participant in the Plan.

          4.   TERM OF PLAN
               ------------

          Subject to approval of the Plan by the shareholders of the Company, the Plan shall be in effect as of the Effective Date and shall continue until terminated by the Board of Directors.

          5.   COMPANY STOCK AWARD AND OPTIONS
               -------------------------------

          (a)  Restricted Stock Award.  The Company shall award to the
               ----------------------
Participant 250,000 shares of Company Stock, subject to the risk of forfeiture based on Company performance and subject further to the vesting schedule set forth in Section 6 of the Plan, as soon as practicable following shareholder approval of the Plan. Issuance of shares may, with the consent of the Participant, be deferred until an appropriate filing is made with the Securities Exchange Commission registering the shares that may be granted under the Plan.

          (b)  Option Grant.  On or shortly following the Effective Date, the
               ------------
Company shall grant to the Participant the Option, which shall be an option to acquire 250,000 shares of Company Stock (the "Shares"), subject to the risks of forfeiture based on Company performance and subject further to the vesting schedule set forth in Section 6 of the Plan. The Option shall have an exercise price (the "Option Price") of $8.00 per share of Company Stock, and shall expire on the day before the tenth anniversary of the Effective Date, unless the Option shall have terminated or been forfeited prior to such date under the terms of the Plan or would have terminated or been forfeited prior to such date under the terms of The Bon-Ton Stores, Inc. Amended and Restated 1991 Stock Option and Restricted Stock Plan if the Option were subject to such plan. The Option shall also be subject to the following terms:

          (i) Exercise.  The Option shall not be deemed to have been exercised
              --------
prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Participant's acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Participant has been advised and understands that (A) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (I) registration under federal or state securities laws, (II) the receipt of an opinion that an appropriate exemption from such registration is available, (III) the listing or inclusion of the Shares on any securities exchange or in an automated quotation system or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described herein.

          (ii) Medium of Payment.  The Participant shall pay for Shares (i) in
               -----------------
cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may permit, at its discretion, that payment may be made in whole or in part in shares of Company Stock held by the Participant for at least six months. If payment is made in whole or in part in shares of Company Stock, then the Participant shall deliver to the Company certificates registered in his name representing the shares owned by him, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value (as defined below) on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which the Option is to be exercised by the payment in shares of Company Stock, accompanied by stock powers duly endorsed in blank by the Participant. For these purposes, Fair Market Value means the last reported sale price of a share of Company Stock on the relevant date, if Company Stock is traded in a public market, or, if no such sale price is reported value, the mean between the last reported "bid" and "asked" prices for a shares of Company Stock as reported on NASDAQ shall be used, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc., or as reported in a customary financial reporting service, as applicable, and as the Committee determines, on the relevant date. If the Company Stock is not traded in a public market on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Company Stock to exercise the Option as it deems appropriate.

               (iii)     Termination of Options.  The Option shall terminate
                         ----------------------
after the first to occur of the following:

                         (A) The tenth anniversary of the Effective Date.

                         (B) Expiration of ninety (90) days from the date the
Participant's employment with the Company terminates for any reason other than disability (as defined in the Company's long term disability plan, if any, or otherwise by reference to eligibility for federal social security disability benefits) or death;

                         (C) Expiration of one year from the date the
Participant's employment with the Company or its Affiliates terminates due to his disability or death;

                         (D) The date that the Participant's employment with
the Company terminates at any time prior to January 31, 2003 on account of the Participant's resignation or on account of the termination of his employment by the Company for Cause; or

                         (E) The date, if any, set by the Board of Directors
as an accelerated expiration date in connection with a Change of Control of the Company.

Notwithstanding the foregoing, the Committee may extend the period during which the Option may be exercised to a date no later than the tenth anniversary of the Effective Date.

          (iv) Transfers.  The Option may not be transferred, except by will or
               ---------
by the laws of descent and distribution. During the lifetime of the Participant, the Option may be exercised only by him. Notwithstanding the foregoing, the Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (v) Amendment.  The Committee shall have the right to amend the
              ---------
Option, subject to the Participant's consent if such amendment is not favorable to the Optionee.

      (c) Adjustments on Changes in Capitalization.  The aggregate number of
          ----------------------------------------
Shares and class of Shares subject to the Option shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation affecting the Company Stock subject to the Option. The Committee shall have authority to determine the adjustments to be made hereunder, and any such determination by the Committee shall be final, binding and conclusive.

      6.  PERFORMANCE GOALS, FORFEITURES AND VESTING
          ------------------------------------------

          (a) Performance Goal Requirement.  If the net after tax earnings of
              ----------------------------
the Company for the first Plan Year, as determined by the Company's Accountants, is not at least equal to $3,000,000, as certified in writing by the Committee, the shares of Company Stock and the Option granted to the Participant pursuant to Section 5 of the Plan shall be forfeited, and the Participant shall have no further rights to any benefits under the terms of the Plan.

          (b)  Vesting Schedule.
               ----------------

               (i)  General Vesting Schedule.
                    ------------------------

                    (A) Award: If the Participant has not forfeited the shares of Company Stock granted under the Plan by reason of a failure to meet the performance goal set forth in Section 6(a) of the Plan, the Participant shall become fully vested in the shares of Company Stock granted under the Plan, and such shares of Company Stock shall be freely transferable, subject to such limitations as may be imposed under applicable law or governmental regulations, in three annual installments on the last day of the Company's fiscal year which occurs on or about the third, fourth and fifth anniversaries of the Effective Date in the amount of 83,334, 83,333 and 83,333 shares of Company Stock respectively.

                    (B) Option: If the Participant has not forfeited the Option by reason of a failure to meet the performance goal set forth in
Section 6(a) of the Plan, the Option shall become vested and the Participant shall be able to exercise the Option in three annual installments (with respect to 83,334, 83,333 and 83,333 Shares respectively) on day before the first, second and third anniversaries of the Effective Date.

          (ii) Special Vesting Schedule.  If the Participant has not forfeited
               ------------------------
the shares of Company Stock granted under the Plan or the Option by reason of a failure to meet the performance goal set forth in Section 6(a) of the Plan, the Participant shall become fully vested in all of the shares of Company Stock granted under the Plan and in the Option, and the Option shall be fully exercisable if, at any time following the date the performance goal set forth in
Section 6(a) of the Plan is satisfied, the Participant is discharged without Cause or if there is a Change of Control.

          7.   COMMITTEE
               ---------

          (a) Powers.  The Committee shall have the power and duty to do all
              ------
things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Committee shall have the power to:

              (i) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

              (ii) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

              (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.

The resolution of any questions with respect to payments and entitlements pursuant to the provisions of the Plan shall be determined by the Committee, and all such determinations shall be final and conclusive.

          (b) Indemnity.  No member of the Committee shall be directly or
              ---------
indirectly responsible or under any liability by reason of any action or default by him as a member of the Committee, or the exercise of or failure to exercise any power or discretion as such member. No member of the Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his own membership on the Committee.

          (c) Compensation and Expenses.  Members of the Committee shall receive
              -------------------------
no separate compensation for services other than compensation for their services as members of the Board of Directors, which compensation can include compensation for services at any committee meeting attended in their capacity as members of the Board of Directors. Members of the Committee shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such expenses, as well as extraordinary expenses authorized by the Company, shall be paid by the Company.

          (d) Participant Information.  The Company shall furnish to the
              -----------------------
Committee in writing all information the Company deems appropriate for the Committee to exercise its powers and duties in administration of the Plan. Such information shall be conclusive for all purposes of the Plan and the Committee shall be entitled to rely thereon without any investigation thereof; provided, however, that the Committee may correct any errors discovered in any such information.

          (e) Inspection of Documents.  The Committee shall make available to
              -----------------------
the Participant and his Designated Beneficiary, for examination at the principal office of the Company (or at such other location as may be determined by the Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to the benefits of the Participant and beneficiary under the Plan.

          8.   EFFECTIVE DATE, TERMINATION AND AMENDMENT
               -----------------------------------------

          (a)  Effective Date of Participation in Plan.  Subject to shareholder
               ---------------------------------------
and Committee approval of the Plan, participation in this Plan shall be effective as of February 1, 1998 and shall continue thereafter for the term of the Plan.

          (b)  Amendment and Termination of the Plan.  The Plan may be
               -------------------------------------
terminated or revoked by the Company at any time and amended by the Company from time to time, provided that neither the termination, revocation or amendment of the Plan may, without the written approval of the Participant, reduce the amount of the benefit to which the Participant would otherwise be entitled, and provided further that no changes that would increase the value of the benefit to which the Participant is entitled under the terms of the Plan shall be effective without approval by the Committee and without disclosure to and approval by the shareholders of the Company in a separate vote prior to effective date of any such change. In addition, the Plan may be modified or amended by the Committee, as it deems appropriate, in order to comply with any rules, regulations or other guidance promulgated by the Internal Revenue
Service with respect to applicable provisions of the Code, as they relate to the exemption for "performance-based compensation" under the limitations on the deductibility of compensation imposed under Code Section 162(m).

          9.   MISCELLANEOUS PROVISIONS
               ------------------------

          (a) Unsecured Creditor Status.  The Participant, if entitled to a
              -------------------------
bonus payment hereunder, shall rely solely upon the unsecured promise of the Company, as set forth herein, for the payment thereof, and nothing herein contained shall be construed to give to or vest in the Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Company, or in which the Company may have any right, title, or interest, now or at any time in the future.

          (b) Other Company Plans.  It is agreed and understood that any
              -------------------
benefits under this Plan are in addition to any and all benefits to which the Participant may otherwise be entitled under any other contract, arrangement, or voluntary pension, profit sharing or other compensation plan of the Company, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Company or the Participant under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.

          (c) Separability.  If any term or condition of the Plan shall be
              ------------
invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.

          (d) Continued Employment.  Neither the establishment of the Plan, any
              --------------------
provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon the Participant the right to a continuation of employment by the Company. The Company reserves the right to dismiss any employee (including the Participant), or otherwise deal with any employee (including the Participant) to the same extent as though the Plan had not been adopted.

          (e) Incapacity.  If the Committee determines that the Participant or
              ----------
Beneficiary is unable to care for his affairs because of illness or accident, or is a minor, any benefit due the Participant or Beneficiary under the Plan may be paid to his spouse, child, parent, or any other person deemed by the Committee to have incurred expense for the Participant or Beneficiary (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Company's obligation hereunder.

          (f) Jurisdiction.  The Plan shall be construed, administered, and
              ------------
enforced according to the laws of the Commonwealth of Pennsylvania, except to the extent that such laws are preempted by the Federal laws of the United States of America.

          (g) Claims.  If, pursuant to the provisions of the Plan, the Committee
              ------
denies the claim of the Participant for benefits under the Plan, the Committee shall provide written notice, within 60 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

               (i) the specific reasons for such denial;

               (ii) the specific reference to the Plan provisions on which the denial is based;

               (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is needed; and

               (iv) an explanation of the Plan's claim review procedure and the time limitations of this subsection applicable thereto.

If the Participant's claim for benefits has been denied, the Participant may request review by the Committee of the denied claim by notifying the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in writing in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case decision shall be rendered as soon after the sixty-day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

          (h)  Withholding.  The Participant or the Designated Beneficiary shall
               -----------
make appropriate arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other tax requirements applicable to the accrual or payment of benefits under the Plan. If no other arrangements are made, the Company may provide, at its discretion, for any withholding and tax payments as may be required.

          (i) Interpretation.  The Plan is intended to pay compensation only on
              --------------
the attainment of the performance goals set forth above in a manner that will exempt such compensation from the limitations on the deduction of certain compensation payments under Code Section 162(m). To the extent that any provision of the Plan would cause a conflict with the conditions required for such an exemption or would cause the administration of the Plan to fail to satisfy the applicable requirements for the performance-based compensation exemption under Code Section 162(m), such provision shall be deemed null and void to the extent permitted by applicable law. In addition, the Plan is intended to enable transactions under the Plan to satisfy the conditions of Rule 16b-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended, and any provision of the Plan which would cause a conflict with such conditions shall be deemed null and void to the extent permitted by applicable law and in the discretion of the Committee.

                           THE BON-TON STORES, INC.
                                 STOCK OPTION
                                 ------------


          THIS STOCK OPTION (the "Option") is granted this _____ day of _______, 1998, by THE BON-TON STORES, INC., a Pennsylvania corporation (the "Company"), to Heywood Wilansky (the "Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          1.   Grant.  The Company hereby grants to the Optionee an Option to
               -----
purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 250,000 shares of the Company's Common Stock, par value $.01 per share (the "Option Shares"), at a purchase price of $8.00 per share (the "Option Price"). This Option is granted pursuant to The Bon-Ton Stores, Inc. Performance Based Stock Incentive Plan for Heywood Wilansky (the "Plan"), and is subject to all provisions set forth therein, including the forfeiture provisions which become applicable to the Option in the event the performance goals established under the terms of the Plan are not met. This Option is not intended to be an "incentive stock option" within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended. The terms of this Option are subject to the applicable provisions of Optionee's employment agreement with the Company (the "Employment Agreement") effective as of February 1, 1998, and the Plan. In the event there is a conflict between the terms of this Option and the Employment Agreement or the Plan, the provisions of the Employment Agreement or the Plan shall apply, and in the event the terms of the Employment Agreement conflict with the terms of the Plan, the terms of the Plan shall apply.

           2.  Term.
               ----

               (a)  General Rule.  The Option granted hereunder shall vest and
                    ------------
be exercisable as set forth as follows: On the day prior to the first, second and third anniversaries of the Effective Date, 83,334, 83,333, and 83,333 shares, respectively, shall become vested; provided that the Optionee meets the performance goals established by the Compensation Committee of the Company's Board of Directors (the "Committee") pursuant to the Plan. The Option granted hereunder shall terminate in full at 5:00 p.m. York, Pennsylvania time on the tenth anniversary of the Effective Date, unless sooner terminated under subsection 2(b), (c), (d) or (e) below. This Option or any installment may be exercised in whole or in part with respect to any Option Shares that have vested and become exercisable, except that this Option may in no event be exercised with respect to fractional shares.

               (b)  Termination of Employment.  If Optionee is discharged
                    -------------------------
without Cause (as that term is used in the Employment Agreement), all options shall become immediately vested and shall remain exercisable for a period of 90 days after termination of employment. If Executive resigns or is discharged for Cause prior to the expiration of the Term (as that term is used in the Employment Agreement), all options not exercised, whether or not vested, shall immediately be canceled.

               (c)  Certain Transactions.  In the event of a Change of Control
                    --------------------
(as defined in the Plan), this Option shall terminate on any date specified by the Committee. The Committee shall give the Optionee at least thirty (30) days written notice of an accelerated termination date pursuant to this subsection 2(c). If this subsection 2(c) shall become applicable, the Committee shall have the right to amend this Option, without the consent of the Optionee, as it deems necessary or desirable.

               (d)  Forfeiture.  If the Committee makes a finding, after full
                    ----------
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee (i) has breached any employment or service contract with the Company or an Affiliate, or has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Optionee's employment or service or (ii) has disclosed trade secrets of the Company or an Affiliate, then this Option shall terminate on the date of such finding. In addition to immediate termination of this Option, the Optionee shall forfeit all Option Shares for any exercised portion of this Option for which the Company has not yet delivered the share certificates to the Optionee upon refund by the Company of the Option Price paid by the Optionee with respect to such Option Shares.

               (e) In no event shall this Option be exercisable after the expiration of ninety days from the date the Optionee's employment with the Company or its Affiliates (as that term is used in the Plan) terminates for any reason other than Disability (as that term is used in the Plan) or death, or the expiration of one year from the date the Optionee's employment with the Company or its Affiliates terminates due to the Optionee's Disability or death.

          3.   Transfers.  This Option is not transferable by the Optionee
               ---------
otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death, in which event this Option may be exercised by the heirs or legal representatives of the Optionee. This Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of this Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

          4.   Method of Exercise and Payment.  When exercisable under Section
               ------------------------------
2, this Option may be exercised by written notice, pursuant to Section 8, to the Company's Controller specifying the number of Option Shares to be purchased and, unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act"), and current registrations under all applicable state securities laws, containing the Optionee's acknowledgment, in form and substance satisfactory to the Company, that the Optionee (a) is purchasing such Option Shares for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act or any state securities laws), (b) has been advised and understands that (i) the Option Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and (c) has been advised and understands that such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified check payable to the order of the Company or (c) by a combination of the foregoing. Such exercise shall be effective upon the actual receipt by the Company's Controller of such written notice and payment. In addition, except as provided below, the Optionee may make payment in whole or in part in shares of the Company's Common Stock held by the Optionee for more than six months. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing shares of the Company's Common Stock legally and beneficially owned by the Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value (as defined in the Plan) on the date of delivery of such notice that is not greater than the Option Price of the Option Shares with respect to which the Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of the Company's Common Stock in payment of the Option Price. In that event, any certificates representing shares of the Company's Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price. Furthermore, the Committee may impose such limitations and prohibitions on the use of shares of the Company's Common Stock to exercise the Option as it deems appropriate.

          5.   Adjustments on Changes in Capitalization.  In the event that,
               ----------------------------------------
prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Company's Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment affecting the Company's Common Stock or an equity security of the Company which is effected without receipt of consideration by the Company, the remaining number of Option Shares (or class of shares) subject to the Option and the Option Price therefor shall be adjusted in a manner determined by the Committee so that the adjusted number of Option Shares (or class of shares) and the adjusted Option Price shall be the substantial equivalent of the remaining number of Option Shares subject to the Option and the Option Price thereof prior to such change. For purposes of this Section, no adjustment shall be made as a result of the issuance of the Company's Common Stock upon the conversion of other securities of the Company which are convertible into Common Stock.

          6.   Legal Requirements.  If the listing, registration or
               ------------------
qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company or its counsel, the Company may cause a legend to be placed on the Option Shares being issued calling attention to the fact that they have been acquired for investment and have not been registered.

          7.   Administration.  This Option has been granted pursuant to and is
               --------------
subject to the terms and provisions of the Plan, as it may be amended from time to time. All questions of interpretation and application of the Plan and this Option shall be determined by the Committee. The Committee's determination shall be final, binding and conclusive.

          8.   Notices.  Any notice to be given to the Company shall be
               -------
addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he is employed, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when personally delivered, by courier service such as Federal Express, or by other messenger, or when deposited in the United States mail, addressed as aforesaid, registered or certified mail, and with proper postage and registration or certification fees prepaid.

          9.   Employment.  Nothing herein contained shall affect the right of
               ----------
the Company or any Affiliate to terminate the Optionee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time or for any reason whatsoever.

          10.  Withholding of Taxes.  Whenever the Company proposes or is
               --------------------
required to deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.

          IN WITNESS WHEREOF, the Company has granted this Option on the day and year first above written.

                                THE BON-TON STORES, INC.


                                By:
                                   -----------------------------
                                   M. Thomas Grumbacher
                                   Chairman of the Board


                                ACCEPTED BY:


                                --------------------------------

                                                                      APPENDIX B

                            THE BON-TON STORES, INC.
                           FIVE YEAR CASH BONUS PLAN
                              FOR HEYWOOD WILANSKY


     1.   PURPOSE
          -------

     The Bon-Ton Stores, Inc. Five Year Cash Bonus Plan for Heywood Wilansky (the "Plan"), is established by the Committee (as hereinafter defined), along with the current performance goals required to be satisfied for the payment of any bonus under the terms of the Plan, and is adopted by the Board of Directors, subject to the approval of the shareholders of The Bon-Ton Stores, Inc., a Pennsylvania corporation (the "Company"). The Plan is established for the purpose of providing performance-based compensation to Heywood Wilansky (the "Participant") in the form of cash bonuses to be paid in connection with services to be provided by the Participant during the five year period commencing with the fiscal year of the Company that started as of February __, 1998, in accordance with a formula that is based on the financial success of the Company as part of an integrated compensation program which is intended to assist the Company in motivating and retaining employees of superior ability, industry and loyalty.

     2.   DEFINITIONS
          -----------

     The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:

     "Base Compensation" shall mean $1,000,000.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Bonus Base" shall mean seventy five percent (75%) of the Participant's base salary for the Plan Year by reference to the Participant's annual rate of base salary in effect as of the date the Committee establishes the Earned Percentage Schedule for the Plan Year.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Compensation Committee of the Board of Directors, consisting of two or more Outside Directors, to act as the Committee with respect to the Plan, or such other committee as may be appointed by the Board of Directors to act as the Committee with respect to the Plan.

     "Company" shall mean The Bon-Ton Stores, Inc., a Pennsylvania corporation, and any successor thereto.

     "Company's Accountants" shall mean the certified public accountants charged with the responsibility for determining the Company's earnings for the relevant fiscal year for purposes of the disclosure of such information as may be required under applicable law or under such rules as may be applicable to the Company in connection with any public filings or in connection with the listing of the Company's securities on any securities exchange.

     "Designated Beneficiary" shall mean the person, if any, specified in writing by the Participant to receive any payments due the Participant in the event of the Participant's death. In the event no person is specified by the Participant, the Participant's estate shall be deemed to be the Designated Beneficiary.

     "Effective Date" shall mean February 1, 1998.

     "Earned Percentage" shall mean the percentage determined by reference to the schedule established for each Plan Year by the Committee.

     "Outside Director" shall mean a member of the Board of Directors who is treated as an "outside director" for purposes of Code Section 162(m).

     "Plan Year" shall mean the taxable year of the Company. The first Plan Year shall be taxable year of the Company that commenced on or about February 1, 1998.

     3.   PARTICIPATION
          -------------

     Heywood Wilansky shall be the sole Participant in the Plan.

     4.   TERM OF PLAN
          ------------

     Subject to approval of the Plan by the shareholders of the Company, the Plan shall be in effect as of the Effective Date and shall continue until the payment of any bonuses as may be required to be paid pursuant to the terms of the Plan attributable to the five Plan Years ending on the Saturday nearer January 31, 1999, 2000, 2001, 2002 and 2003.

     5.   BONUS ENTITLEMENT
          -----------------

     The Participant shall be entitled to receive a bonus in accordance with the provisions of Section 6 of the Plan only after certification in writing by the Committee that the performance goals set forth in Section 6 have been satisfied. The bonus payment with respect to each Plan Year shall be payable to the Participant in the next Plan Year on or before April 15 of such Plan Year. Notwithstanding anything to the contrary contained herein, no bonus shall be payable under the Plan without the prior disclosure of the material terms of the Plan to the shareholders of the Company and the approval of the Plan by such shareholders, consistent with applicable requirements for such disclosure and approval under Section 162(m) of the Code.

     6.   AMOUNT OF PERFORMANCE-BASED COMPENSATION BONUS
          ----------------------------------------------

     (a) Formula Amount of Bonus.  The Participant (or the Designated
         -----------------------
Beneficiary of the Participant in the event of the death of the Participant prior to payment of the bonus hereunder), shall be entitled to a bonus with respect to each Plan Year that is equal to a percentage of his Base Compensation, from a minimum of 0% to a maximum of 100%, based on the achievement of the performance goals as described below. The performance goals that may be established for each Plan Year shall be set forth on a schedule by the Committee, no later than 90 days after the beginning of each Plan Year. The performance goals for each Plan Year shall be stated as a level of earnings of the Company, net after taxes, as established by the Company's Accountants, that is substantially uncertain at the time such schedule is established. In no event shall the Participant be eligible for a bonus in excess of $1,000,000 with respect to any Plan Year under the terms of the Plan.

          (i) Initial Performance Goal. If the net after tax earnings of the Company for the first Plan Year, as determined by the Company's Accountants, is equal to or greater than $3,000,000, the Participant shall receive a cash bonus under the Plan with respect to each Plan Year in which a bonus is otherwise payable equal to 40% of his Base Compensation.

          (ii) Annual Performance Goals. If the Participant is eligible for a performance bonus as a result of meeting the Initial Performance Goal, as described in subsection (i) of this Section 6(a), the percentage of his Base Compensation which may be paid in the form of a bonus under the Plan shall be equal to the 40% minimum payable by virtue of having satisfied such Initial Performance Goal, plus an additional percentage, between 0% and 60%, based on the Company's achievement of earnings, net after taxes, as established by the Company's Accountants, as set forth by the Committee on the schedule applicable to the relevant Plan Year. For the first Plan Year, the bonus attributable to satisfying the Annual Performance Goal shall be as follows:

     Net After Tax Earnings              Additional Bonus Percentage
     ----------------------              ---------------------------

     Below $11,000,000                              0%
     $11,000,000                                   20%
     $15,000,000 or above                          60%

In the event the net after tax earnings of the Company for the first Plan Year, as determined by the Company's Accountants, is above $11,000,000 but is below $15,000,000, the amount of the Additional Bonus Percentage shall be a percentage between 20% and 60%, equal to the sum of 20% plus an additional percentage determined by multiplying 40% times a fraction, the numerator of which is equal to the net after tax earnings of the Company for the first Plan Year in excess of $11,000,000, and the denominator of which is equal to $4,000,000.

For each subsequent Plan Year, the Committee shall establish appropriate levels of net after tax earnings to be used in establishing the Participant's Additional Bonus Percentage within the first 90 days of the Plan Year. If no action is taken to establish such new levels of net after tax earnings for these purposes, the levels in effect for the prior Plan Year shall be treated as having been selected by the Committee during such 90 day period.

     (b) Termination of Employment During Plan Year.  Notwithstanding anything
         ------------------------------------------
contained herein to the contrary, in the event the Participant is not an employee of the Company as of the last day of the Plan Year, the bonus payable to the Participant shall be equal to the bonus that would otherwise have been payable under the Plan but for this Section 6(b), multiplied by a fraction, the numerator of which is equal to the number of days the Participant was employed by the Company during the Plan Year, and the denominator of which is 365.

     7.   COMMITTEE
          ---------

     (a) Powers.  The Committee shall have the power and duty to do all things
         ------
necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Committee shall have the power to:

          (i) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

          (ii) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

          (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.

The resolution of any questions with respect to payments and entitlements pursuant to the provisions of the Plan shall be determined by the Committee, and all such determinations shall be final and conclusive.

     (b) Indemnity.  No member of the Committee shall be directly or indirectly
         ---------
responsible or under any liability by reason of any action or default by him as a member of the Committee, or the exercise of or failure to exercise any power or discretion as such member. No member of the Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his own membership on the Committee.

     (c) Compensation and Expenses.  Members of the Committee shall receive no
         -------------------------
separate compensation for services other than compensation for their services as members of the Board of Directors, which compensation can include compensation for services at any committee meeting attended in their capacity as members of the Board of Directors. Members of the Committee shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such expenses, as well as extraordinary expenses authorized by the Company, shall be paid by the Company.

     (d) Participant Information.  The Company shall furnish to the Committee in
         -----------------------
writing all information the Company deems appropriate for the Committee to exercise its powers and duties in administration of the Plan. Such information shall be conclusive for all purposes of the Plan and the Committee shall be entitled to rely thereon without any investigation thereof; provided, however, that the Committee may correct any errors discovered in any such information.

     (e) Inspection of Documents.  The Committee shall make available to the
         -----------------------
Participant and his Designated Beneficiary, for examination at the principal office of the Company (or at such other location as may be determined by the Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to the benefits of the Participant and beneficiary under the Plan.

     8.   EFFECTIVE DATE, TERMINATION AND AMENDMENT
          -----------------------------------------

     (a)  Effective Date of Participation in Plan.  Subject to shareholder and
          ---------------------------------------
Committee approval of the Plan, participation in this Plan shall be effective as of February 1, 1998 and shall continue thereafter for the term of the Plan.

     (b)  Amendment and Termination of the Plan.  The Plan may be terminated or
          -------------------------------------
revoked by the Company at any time and amended by the Company from time to time, provided that neither the termination, revocation or amendment of the Plan may, without the written approval of the Participant, reduce the amount of a bonus payment that is due, but has not yet been paid, and provided further that no changes that would increase the amount of bonuses determined under the formula contained in Section 6(a) of the Plan shall be effective without approval by the Committee and without disclosure to and approval by the shareholders of the Company in a separate vote prior to payment of such bonuses. In addition, the Plan may be modified or amended by the Committee, as it deems appropriate, in order to comply with any rules, regulations or other guidance promulgated by the Internal Revenue Service with respect to applicable provisions of the Code, as they relate to the exemption for "performance-based compensation" under the limitations on the deductibility of compensation imposed under Code Section 162(m).

     9.   MISCELLANEOUS PROVISIONS
          ------------------------

     (a) Unsecured Creditor Status.  The Participant, if entitled to a bonus
         -------------------------
payment hereunder, shall rely solely upon the unsecured promise of the Company, as set forth herein, for the payment thereof, and nothing herein contained shall be construed to give to or vest in the Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Company, or in which the Company may have any right, title, or interest, now or at any time in the future.

     (b) Other Company Plans.  It is agreed and understood that any benefits
         -------------------
under this Plan are in addition to any and all benefits to which the Participant may otherwise be entitled under any other contract, arrangement, or voluntary pension, profit sharing or other compensation plan of the Company, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Company or the Participant under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.

     (c) Separability.  If any term or condition of the Plan shall be invalid or
         ------------
unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.

     (d) Continued Employment.  Neither the establishment of the Plan, any
         --------------------
provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon the Participant the right to a continuation of employment by the Company. The Company reserves the right to dismiss any employee (including the Participant), or otherwise deal with any employee (including the Participant) to the same extent as though the Plan had not been adopted.

     (e) Incapacity.  If the Committee determines that the Participant or
         ----------
Beneficiary is unable to care for his affairs because of illness or accident, or is a minor, any benefit due the Participant or Beneficiary under the Plan may be paid to his spouse, child, parent, or any other person deemed by the Committee to have incurred expense for the Participant or Beneficiary (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Company's obligation hereunder.

     (f) Jurisdiction.  The Plan shall be construed, administered, and enforced
         ------------
according to the laws of the Commonwealth of Pennsylvania except to the extent that such laws are preempted by the Federal laws of the United States of America.

     (g) Claims.  If, pursuant to the provisions of the Plan, the Committee
         ------
denies the claim of the Participant for benefits under the Plan, the Committee shall provide written notice, within 60 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

          (i) the specific reasons for such denial;
          (ii) the specific reference to the Plan provisions on which the denial is based;
          (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is needed; and
          (iv) an explanation of the Plan's claim review procedure and the time limitations of this subsection applicable thereto.

If the Participant's claim for benefits has been denied, the Participant may request review by the Committee of the denied claim by notifying the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in writing in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case decision shall be rendered as soon after the sixty-day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

     (h)  Withholding.  The Participant or the Designated Beneficiary shall make
          -----------
appropriate arrangements with the Company for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other tax requirements applicable to the accrual or payment of benefits under the Plan. If no other arrangements are made, the Company may provide, at its discretion, for any withholding and tax payments as may be required.

     (i) Interpretation.  The Plan is intended to pay compensation only on the
         --------------
attainment of the performance goals set forth above in a manner that will exempt such compensation from the limitations on the deduction of certain compensation payments under Code Section 162(m). To the extent that any provision of the Plan would cause a conflict with the conditions required for such an exemption or would cause the administration of the Plan to fail to satisfy the applicable requirements for the performance-based compensation exemption under Code Section 162(m), such provision shall be deemed null and void to the extent permitted by applicable law.

                           THE BON-TON STORES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of THE BON-TON STORES, INC. (the "Company") hereby appoints Heywood Wilansky and Michael L. Gleim, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at the Holiday Inn, 2600 East Market Street, York, Pennsylvania, 17402 on June 15, 1998 at 9:00 a.m., and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the opposite side of this Proxy.

        UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINATED DIRECTORS, "FOR" APPROVAL OF THE BON-TON STORES, INC. FIVE YEAR CASH BONUS PLAN FOR HEYWOOD WILANSKY, "FOR" APPROVAL OF THE BON-TON STORES, INC. PERFORMANCE BASED STOCK INCENTIVE PLAN FOR HEYWOOD WILANSKY AND "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


                    (Please sign and date on reverse side)
 -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                 Please mark
                                                                your votes as
                                                           X    indicated in
                                                                this example



1. Election of the Directors.                          FOR           WITHHOLD
                                                       [_]             [_]
   M. Thomas Grumbacher, Heywood Wilansky, Samuel J. Gerson, Michael L. Gleim, Lawrence J. Ring, Leon D. Starr, Leon F. Winbigler
   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

 ------------------------------------------------------------------------------

2. Approve The Bon-Ton Stores, Inc. Five-Year           FOR   AGAINST   ABSTAIN
   Cash Bonus Plan for Heywood Wilansky.                [_]     [_]       [_]


3. Approve The Bon-Ton Stores, Inc. Performance         FOR   AGAINST   ABSTAIN
   Based Stock Incentive Plan for Heywood Wilansky.     [_]     [_]       [_]

4. Ratification of the appointment of Arthur Andersen
   LLP as the Company's independent public accountants. [_]     [_]       [_]

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report.

                                             ________________________________

                                             ________________________________
                                                     SIGNATURE(S)

                                             Date ___________________________

                                             NOTE: Please sign this proxy
                                             exactly as name(s) appears
                                             in address. When signing as
                                             attorney-in-fact, executor,
                                             administrator, trustee or
                                             guardian, please add your
                                             title as such, and if the
                                             signer is a corporation,
                                             please sign with full cor-
                                             porate name by duly authorized
                                             officer. Where stock is issued
                                             in the name of two or more
                                             persons, all such persons
                                             should sign.


      PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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